(VGOV)


U.S. GOVERNMENT SECURITIES FUND                                     PROSPECTUS


VOYAGEUR U.S. GOVERNMENT SECURITIES FUND                           May 1, 1997

                         -------------------------------

         Voyageur U.S. Government Securities Fund (the "Fund"), a series of Voyageur Funds, Inc. (the "Company"), is an open-end, diversified management investment company, commonly known as a mutual fund. The Fund currently offers its shares in four classes (Class A, Class B, Class C and Institutional Class), each sold pursuant to different sales arrangements and expenses.

         The Fund's investment objective is to provide its shareholders with a high level of current income consistent with prudent investment risk. The Fund will seek to achieve its investment objective by investing in U.S. Treasury bills, notes, bonds and other obligations issued or unconditionally guaranteed by the U.S. Government, or otherwise backed by the full faith and credit of the U.S. Government, and repurchase agreements fully secured by such obligations. The Fund invests a significant portion of its assets in mortgage participation certificates guaranteed by the Government National Mortgage Association.

         The Fund's investment adviser is Delaware Management Company, Inc. (the "Adviser") located at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103. The Adviser employs Voyageur Asset Management LLC, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402 (the "Sub-Adviser") as the Fund's Sub-Adviser.

         Investors should read and retain this Prospectus for future reference. An investment in the Fund involves certain risks and requires consideration of such risks. See "Risk Factors and Special Considerations." An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency. An investment in the Fund involves investment risk including the possible loss of principal due to fluctuations in the Fund's net asset value.

         This Prospectus sets forth certain information about the Fund that a prospective investor should know before investing. A Statement of Additional Information (dated February 28, 1997) has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available free of charge from the Fund by telephone and at the mailing address below, and is incorporated in its entirety by reference into this Prospectus in accordance with the Commission's rules.

                    Voyageur U.S. Government Securities Fund

                               1818 Market Street
                        Philadelphia, Pennsylvania 19103
                                  800-523-1918

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(VGOV)

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TABLE OF CONTENTS

-------------------------------------------------------------------------------
PURCHASE INFORMATION
-------------------------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
-------------------------------------------------------------------------------
HOW TO PURCHASE SHARES
-------------------------------------------------------------------------------
RETIREMENT PLANS
-------------------------------------------------------------------------------
HOW TO SELL SHARES
-------------------------------------------------------------------------------
REINSTATEMENT PRIVILEGE
-------------------------------------------------------------------------------
EXCHANGE PRIVILEGE
-------------------------------------------------------------------------------
MANAGEMENT
-------------------------------------------------------------------------------
DETERMINATION OF NET ASSET VALUE
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS AND TAXES
-------------------------------------------------------------------------------
INVESTMENT PERFORMANCE
-------------------------------------------------------------------------------
GENERAL INFORMATION
-------------------------------------------------------------------------------

(VGOV)


PURCHASE INFORMATION

         The Fund offers investors the choice among four classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

Class A Shares
         An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result Class A shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million which are subject to a contingent deferred sales charge). The initial sales charge may be reduced or waived for certain purchases. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares. See "How to Purchase Shares--Class A Shares."

Class B Shares
         Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 4% if redeemed within six years of purchase. Class B shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class B shares will be paid at an annual rate of 1% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares at net asset value approximately eight years after purchase. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but until conversion will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class B Shares."

Class C Shares
         Class C shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase. Class C shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class C shares will be paid at an annual rate of 1% of the Fund's average daily net assets attributable to Class C shares. Class C shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class C Shares."

Institutional Class Shares
         Institutional Class shares are available to a limited group of investors with no sales charge at the time of purchase and no contingent deferred sales charge upon redemption. Institutional Class shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the Fund's average daily net assets attributable to Institutional Class shares. See "How to Purchase Shares--Institutional Class Shares."

         Investors making investments that qualify for reduced sales charges might consider Class A shares. Other investors might consider Class B or Class C shares because all of the purchase price is invested immediately. Orders for Class B shares for $250,000 or more will be treated as orders for Class A shares or such orders will be declined. Sales personnel may receive different compensation depending on which class of shares they sell.

(VGOV)


FUND EXPENSES

------------------------------------------------------------------------------------------------------------------------------------
                               Shareholder Transaction
                                     Expenses
                              -------------------------         Annual Fund Operating Expenses            Example of Expenses I:
                                             Maximum       (as a Percentage of Average Net Assets)      An investor would pay the
                                             Deferred      ---------------------------------------     following dollar amount of
                                           Sales Charge                                                  expenses on a $1,000
                                             as a % of                                                 investment assuming  a 5%
                           Maximum Sales     Original                                                      annual return and
                          Charge Imposed   Purchase Price                                               redemption at the end of
                           on Purchases    or Redemption                               Total Fund            each period.
                            as a % of       Proceeds, as  Management   Rule    Other    Operating  ---------------------------------
                          Offering Price     Applicable      Fee    12b-1 Fees Expenses  Expenses  1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund
Class A                      4.75%            1.00%(2)       0.50%    0.25%    0.23%     0.98%      $57      $77      $99     $162
Class B                     N/A(1)              4.00         0.50     1.00     0.23      1.73        58       84      114      184
Class C                     N/A(1)               1           0.50     1.00     0.23      1.73        28       54       94      204
Institutional Class           N/A               N/A          0.50     0.25     0.24      0.99        10       32       55      121
----------------------------------------------------------------------------------------------------------------------------------

                                                                                           Example of Expenses II:
                                                                                     An investor would pay the following
                                                                                         dollar amount of expenses on
                                                                                      the same investment (as above) in
                                                                                     Class B and Class C shares, assuming
                                                                                   no redemption at the end of each period.
                                                                                   ----------------------------------------
                                                                                     1 Year    3 Years   5 Years   10 Years
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund
Class B                                                                               $18        $54       $94       $184
Class C                                                                                18         54        94        204
---------------------------------------------------------------------------------------------------------------------------

1 Class B and Class C shares are sold without a front end sales charge, but their Rule 12b-1 fees may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front end sales charges.

2 A contingent deferred sales charge of 1% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Purchase Shares--Class A Shares."


         The examples contained in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The purpose of the above Fund Expenses table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The information set forth in the table reflects actual expenses incurred during the four month period ended October 31, 1996 for all classes of shares. Future expenses may be greater or less than those shown. In connection with a merger transaction, pursuant to which Voyageur became a subsidiary of Delaware Management Holdings, Inc., the Adviser and its new parent companies have agreed, until April 30, 1999, to pay certain operating expenses of the Fund (including the investment advisory, administrative and Rule 12b-1 fees) which exceed on an annual basis 1.25% of the Fund's average daily net assets attributable to Class A and Institutional Class shares and 2.00% of the Fund's average daily net assets attributable to Class B and Class C shares, up to the combined amount of the investment advisory and administrative services fees received from the Fund.

(VGOV)


-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following table shows certain per share data and selected information for a share of capital stock outstanding during the indicated periods for the Fund. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of the Fund contained in its annual report. An annual report of the Fund can be obtained without charge by contacting the Fund at 800-523-4640. In addition to financial statements, the annual report contains further information about performance of the Fund.
-------------------------------------------------------------------------------

(VGOV)


-----------------------------------------------------------------------------------------------
                               Income (Loss) from
                              Investment Operations      Less Distributions
                              ---------------------      ------------------
                                             Net         Dividends
                        Net               Realized         from   Distrib-
                       Asset                and            Net     utions      Net      Total
                       Value     Net     Unrealized       Invest-   from   Asset Value Invest-
                    Beginning Investment  Gains on         ment    Capital   End of     ment
Voyageur Fund       of Period   Income   Securities       Income    Gains    Period    Return(3)
------------------------------------------------------------------------------------------------
U.S. Government Securities Fund
Class A
10/31/96(5)           $10.16    $0.21      $0.21         ($0.21)     --      $10.37
6/30/96                10.37     0.63      (0.23)         (0.61)     --       10.16      3.88
6/30/95                 9.76     0.62       0.63          (0.62)   (0.02)     10.37     13.45
6/30/94                10.99     0.55      (0.94)         (0.55)   (0.29)      9.76     (3.95)
6/30/93                10.46     0.61       0.83          (0.61)   (0.30)     10.99     14.25
6/30/92                 9.99     0.67       0.76          (0.67)   (0.29)     10.46     14.68
6/30/91                 9.77     0.78       0.32          (0.78)   (0.10)      9.99     11.67
6/30/90                10.05     0.82      (0.07)         (0.82)   (0.21)      9.77      7.89
6/30/89                 9.98     0.88       0.07          (0.88)     --       10.05     10.05
11/2/87(2) - 6/30/88   10.00     0.58      (0.02)         (0.58)     --        9.98      5.76
Class B
10/31/96(5)            10.17     0.18       0.21          (0.18)     --       10.38      3.91
6/30/96                10.38     0.57      (0.23)         (0.55)     --       10.17      3.32
6/30/95                 9.75     0.56       0.65          (0.56)   (0.02)     10.38     12.90
6/7/94(2) - 6/30/94    10.05     0.01      (0.28)         (0.01)   (0.02)      9.75     (2.68)
Class C
10/31/96(5)            10.15     0.18       0.21          (0.18)     --       10.36      3.92
6/30/96                10.36     0.55      (0.23)         (0.53)     --       10.15      3.11
1/10/95(2) - 6/30/95    9.48     0.27       0.88          (0.27)     --       10.36     12.73
Institutional Class
10/31/96(5)            10.16     0.21       0.21          (0.21)     --       10.37      4.17
6/30/96                10.37     0.63      (0.23)         (0.61)     --       10.16      3.88
6/30/95                 9.75     0.62       0.64          (0.62)   (0.02)     10.37     13.57
6/7/94(2) - 6/30/94    10.05     0.01      (0.28)         (0.01)   (0.02)      9.75     (2.64)
------------------------------------------------------------------------------------------------

                                       Ratios/Supplemental Data
                      ------------------------------------------------------------------
                                                                      Ratio of Expenses
                                                                       to Average Daily
                                                                          Net Assets
                                               Ratio                       Assuming
                       Net       Ratio of      of Net                     No Voluntary
                      Assets     Expenses     Investment                   Waivers,
                      End of       to           Income      Portfolio   Reimbursements
                      Period     Average      to Average    Tunrover     and Expense
Voyageur Fund         (000s)    Net Assets    Net Assets      Rate       Reductions
---------------------------------------------------------------------------------------
U.S. Government Securities Fund
Class A
10/31/96(5)           $65,516                    2.03         66.29%         0.98
6/30/96                68,442      0.97          6.07        145.35          0.97
6/30/95                75,886      0.95          6.38        144.39          0.95
6/30/94                84,660      0.96          5.10        124.38          0.96
6/30/93               112,604      1.10          5.61        175.02          1.14
6/30/92                53,332      1.00          6.60        198.54          1.25
6/30/91                22,176      0.95          7.95        186.15          1.25
6/30/90                 8,326      1.25          8.35        130.97          1.25
6/30/89                20,137      0.82          8.97        186.97          1.25
11/2/87(2) - 6/30/88   10,048      0.25(4)       8.64(4)     119.01          1.25(4)
Class B
10/31/96(5)             2,139      1.73(4)       5.24(4)      66.29          1.73(4)
6/30/96                 1,780      1.46          5.55        145.35          1.63
6/30/95                   139      1.54          5.56        144.39          1.69
6/7/94(2) - 6/30/94        24      0.30(1)       0.11(1)     124.38          0.30(1)
Class C
10/31/96(5)               234      1.73(4)       5.26(4)      66.29          1.73(4)
6/30/96                   224      1.70          5.33        145.35          1.70
1/10/95(2) - 6/30/95      221      1.62(4)       5.10(4)     144.39          1.65(4)
Institutional Class
10/31/96(5)            50,066      0.99(4)       6.00(4)      66.29          0.99(4)
6/30/96                41,688      0.97          6.07        145.35          0.97
6/30/95                54,445      0.94          6.39        144.39          0.94
6/7/94(2) - 6/30/94    49,898      0.25(1)       0.16(1)      124.38          0.25(1)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

1 Ratios presented for the period from June 7, 1994 to June 30, 1994 are not annualized as they are not indicative of anticipated annual results.
2   Commencement of investment operations.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4   Annualized.
5 Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31.

(VGOV)

INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to provide its shareholders with a high level of current income consistent with prudent investment risk. The Fund will seek to achieve its investment objective by investing in U.S. Treasury bills, notes, bonds and other obligations issued or unconditionally guaranteed by the U.S. Government, or otherwise backed by the full faith and credit of the U.S. Government ("U.S. Government Securities"), and repurchase agreements fully secured by such obligations. The Fund invests a significant portion of its assets in mortgage participation certificates guaranteed by the Government National Mortgage Association ("GNMA Certificates"). The Fund's investment objective is fundamental and may not be changed without shareholder approval. There can, of course, be no assurance that the Fund will achieve its objective. The Board of Directors may change any of the investment policies below that are not designated fundamental.

         Securities guaranteed by the full faith and credit of the U.S. Government include a variety of securities, which differ in their interest rates, maturities and dates of issuance. For example, Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA Certificates are also backed by the full faith and credit of the U.S. Treasury. Certain other obligations issued by federal agencies or instrumentalities may also be supported by the full faith and credit of the U.S. Treasury, depending on the circumstances of the issue.

         The Fund may purchase U.S. Government Securities on a when-issued or delayed delivery basis. The settlement dates for these types of transactions are determined by mutual agreement of the parties and may occur a month or more after the parties have agreed to the transaction, except that in no case will the period from the trade date to the settlement date exceed 120 days. Securities purchased on a when-issued or delayed delivery basis are subject to market fluctuation and may decrease in value prior to their maturity, and no interest accrues to the purchaser during the period prior to settlement. See "Investment Policies and Restrictions" in the Statement of Additional Information.

         Although the securities in the Fund's portfolio are guaranteed as to principal and interest by the U.S. Government or otherwise backed by the full faith and credit of the U.S. Government, the market value of these securities upon which the Fund's daily net asset value is based will fluctuate and will tend to vary inversely with changes in prevailing interest rates. As a result, the price per share a shareholder receives on redemption may be more or less than the price originally paid for the shares. The dividends per share paid by the Fund may also vary. In general, shorter term bonds are less sensitive to interest rate changes, but longer term bonds generally offer higher yields.

GNMA Certificates
         GNMA Certificates are mortgage backed securities representing part ownership of a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The Fund purchases "modified pass-through" type GNMA Certificates for which the payment of principal and interest on a timely basis is guaranteed, rather than the "straight pass-through" certificates for which such guarantee is not available. The Fund may also purchase "variable rate" GNMA Certificates and may purchase other types which may be issued with GNMA's guarantee.

         GNMA Certificates are created by an "issuer," which is a Federal Housing Administration ("FHA") approved lender, such as a mortgage banker, commercial banker or a savings and loan association, and which meets criteria imposed by GNMA. The issuer assembles a specific pool of mortgages insured by

(VGOV)

either the FHA or the Farmers Home Administration or guaranteed by the Veterans Administration. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates secured by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

         The yield and payment characteristics of GNMA Certificates differ from traditional debt securities. When mortgages in the pool underlying a GNMA Certificate are prepaid by mortgagors or foreclosed, such principal payments are passed through to the Certificate holders (such as the Fund). Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA Certificate.

         Payments to holders of GNMA Certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The portion of the monthly payment which represents a return of principal may be reinvested by the Fund in then-available GNMA obligations which may bear interest at a rate higher or lower than the obligation from which the payment was received. The actual yield to be earned by the holder of a GNMA Certificate is calculated by dividing such payments by the purchase price paid for the GNMA Certificate (which may be at a premium or a discount from the face value of the Certificate). Unpredictable prepayments of principal, however, can greatly change realized yields and in a period of declining interest rates it is more likely that mortgages contained in GNMA pools will be prepaid thus reducing the effective yield. Moreover, any premium paid on the purchase of a GNMA Certificate will be lost if the obligation is prepaid. In periods of falling interest rates this potential for pre-payment may reduce the general upward price increase of GNMAs which might otherwise occur. As with other debt instruments, the price of GNMAs is likely to decrease in times of rising interest rates. Price changes of the GNMAs held by the Fund have a direct impact on the net asset value per share of the Fund.

         The GNMA guarantee of timely payment of principal and interest on GNMA Certificates is backed by the full faith and credit of the U.S. Government. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee.

Zero-Coupon Securities
         The Fund may invest in "zero-coupon" Treasury securities, which are U.S. Treasury bills, notes and bonds that have been stripped of their unmatured interest coupons. Zero-coupon securities do not entitle the holder to any periodic payments of interest prior to maturity. Rather, such securities usually trade at a deep discount from their face value, and pay their entire face value at maturity. The difference between the face value of the security (at maturity) and the amount at which the security was purchased (i.e., the "discount") represents interest income to the holder. Current federal tax law requires that a holder of a zero-coupon security accrue a portion of such discount as interest income each year the security is held even though the holder receives no interest payment in cash on the security during the year. As a registered investment company, the Fund will be required to distribute this income to shareholders. See "Distributions to Shareholders and Taxes." These distributions will be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Zero-coupon securities generally are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

(VGOV)

Short-Term Trading
         The Fund intends to use short-term trading of its securities as a means of managing its portfolio to achieve its investment objective. The Fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the income or, secondarily, appreciation potential of its portfolio. The successful use of short-term trading will depend upon the ability of the Fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the Fund places a premium upon the ability of the Fund to obtain relevant information, evaluate it promptly and take advantage of its evaluations by completing transactions on a favorable basis. As used herein, "short-term trading" means selling securities held for a relatively brief period of time, usually less than three months.

         The Fund's short-term trading may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-ups or underwriting commissions and of transaction costs on the sale of securities as well as on reinvestment of the proceeds in other securities. In addition, frequent changes in the Fund's portfolio securities may result in greater tax liability to the Fund's shareholders by reason of more short-term capital gains. See "Distributions to Shareholders and Taxes" in this Prospectus and "The Investment Adviser and Underwriter--Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.

Repurchase Agreements
         The Fund will also seek to achieve its investment objective through investing in repurchase agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of an obligation, but the seller agrees, at the time of sale, to repurchase such obligation at a mutually agreed upon time and price. Investments in repurchase agreements present the risk that the seller may fail to repurchase the obligation according to the terms of the agreement. Should the seller of a repurchase agreement fail to repurchase the underlying obligation or should the seller become insolvent or involved in a bankruptcy proceeding, the Fund might incur disposition costs and a loss if the proceeds of the sale of such obligation to a third party are less than the repurchase price. In order to minimize these risks, the Adviser or Sub-Adviser will review the creditworthiness of prospective parties to repurchase agreements under established guidelines and repurchase agreements will be fully collateralized by U.S. Government Securities of the same type as those in which the Fund may invest directly. Such collateral will be maintained on a daily basis at the repurchase price or better.

HOW TO PURCHASE SHARES

Alternative Purchase Arrangements
         The Fund offers investors the choice among four classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Page 2 of this Prospectus contains a summary of these alternative purchase arrangements.

         A broker-dealer may receive different levels of compensation depending on which class of shares is sold. In addition, Delaware Distributors, L.P., the Fund's principal underwriter (the "Underwriter"), from time to time pays certain additional cash incentives of up to $100 and/or non-cash incentives such as vacations or merchandise to its investment executives and other broker-dealers and financial institutions in consideration of their sales of Fund shares. In some instances, the Underwriter pays amounts not to exceed 1.25% of the Fund's net assets (such as payments related to retention of

(VGOV)

shares sold by a particular broker-dealer or financial institution for a specified period of time) to broker-dealers and financial institutions who meet certain objective standards developed by the Underwriter.

General Purchase Information
         The minimum initial investment is $1,000, and the minimum additional investment is $100. The Fund's shares may be purchased at the public offering price from the Underwriter, from other broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have selling agreements with the Underwriter, and from certain financial institutions that have selling agreements with the Underwriter.

         When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined, plus the applicable sales charge, if any (determined daily). If an order is placed with the Underwriter or other broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund. The Fund reserves the right, in its absolute discretion, to reject any order for the purchase of shares.

         Shares of the Fund may be purchased by opening an account either by mail, by phone or by wire.

         An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check or other means approved in advance by the Underwriter. Payment of redemption proceeds will be delayed as long as necessary to verify by expeditious means that the purchase payment has been or will be collected. Such period of time typically will not exceed 15 days.

Automatic Investment Plan
         Investors may make systematic investments in fixed amounts automatically on a monthly basis through the Fund's Automatic Investment Plan. Additional information is available from the Underwriter by calling 800-523-1918.

Purchases by Mail
         To open an account by mail, an investment application must be completed, signed and sent with a check payable to the specific Fund and class selected, to:

       Through May 11, 1997:                       Beginning May 12, 1997:
       ---------------------                       -----------------------
             NW 9369                                   Delaware Group
          P.O. Box 1450                              1818 Market Street
    Minneapolis, MN  55485-9369                    Philadelphia, PA 19103

Purchases by Telephone
         To open an account by telephone, call 1-800-523-4640 to obtain an account number and instructions. Information concerning the account will be taken over the phone. The investor must then request a commercial bank with which he or she has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire to the Fund as follows:

                              Through May 11, 1997:
                              ---------------------
                  Norwest Bank Minnesota, N.A., ABA #091000019
             For Credit of: Voyageur U.S. Government Securities Fund
                          Checking Account No.: 872-458
                    Account Number: (assigned by telephone).

(VGOV)



                             Beginning May 12, 1997:
                             -----------------------
                              CoreStates Bank, N.A.
             For Credit of: Voyageur U.S. Government Securities Fund
                                 ABA #031000011
                           Account Number: 1412893401

         Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. If the telephone order and Federal Funds are received before the primary close of trading on the Exchange, the order will be deemed to become effective at that time. Otherwise, the order will be deemed to become effective as of the primary close of trading on the Exchange on the next day the Exchange is open for trading. The investor will be required to complete the investment application and mail it to the Fund after making the initial telephone purchase.

Class A Shares--Front End Sales Charge Alternative
         The public offering price of Class A shares of the Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. The Fund receives the net asset value. The FESC varies depending on the size of the purchase and is allocated between the Underwriter and other broker-dealers. The current sales charges are:


--------------------------------------------------------------------------------------------------------------------------
                                                                                                  Dealer's
                                                          Sales Charge as % of                    Discount
       Amount of Purchase                         Net Asset                 Offering               as % of
                                                    Value                      Price           Offering Price*
--------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                   4.99%                    4.75%                  4.00%
$50,000 but under $100,000                          4.71                     4.50                   4.00
$100,000 but under $250,000                         3.90                     3.75                   3.25
$250,000 but under $500,000                         2.83                     2.75                   2.50
$500,000 but under $1,000,000                       2.30                     2.25                   2.00
$1,000,000 or more                                   NAV***                   NAV***                1.00**
--------------------------------------------------------------------------------------------------------------------------


* Brokers and dealers who receive 90% or more of the sales charge may be considered to be underwriters under the Securities Act of 1933, as amended.

** The Underwriter intends to pay its investment executives and other broker-dealers and banks that sell Fund shares, out of its own assets, a fee of 1% of the offering price of sales of $1,000,000 or more, other than on sales not subject to a contingent deferred sales charge.

*** Purchases of $1,000,000 or more, may be subject to a contingent deferred sales charge at the time of redemption. See "-- Contingent Deferred Sales Charge" below.
--------------------------------------------------------------------------------


        In connection with the distribution of the Fund's Class A shares, the Underwriter is deemed to receive all applicable sales charges. The Underwriter, in turn, pays its investment executives and other broker-dealers selling such shares a "dealer discount," as set forth above. In the event that shares are purchased by a financial

(VGOV)


institution acting as agent for its customers, the Underwriter or the broker-dealer with whom such order was placed may pay all or part of its dealer discount to such financial institution in accordance with agreements between such parties.

Special Purchase Plans--Reduced Sales Charges
        Certain investors (or groups of investors) may qualify for reductions in the sales charges shown above. Investors should contact their broker-dealer or the Fund for details about the Combined Purchase Privilege, Cumulative Quantity Discount and Letter of Intention plans. Descriptions are also included with the general authorization form and in the Statement of Additional Information. These special purchase plans may be amended or eliminated at any time by the Underwriter without notice to existing Fund shareholders.

Rule 12b-1 Fees
        Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to Class A shares. All or a portion of such fees are paid quarterly to financial institutions and service providers with respect to the average daily net assets of the Fund attributable to shares sold or serviced by such institutions and service providers. For additional information about this fee, see "Management--Plan of Distribution" below.

Contingent Deferred Sales Charge
        Although there is no initial sales charge on purchases of Class A shares of $1,000,000 or more, the Underwriter pays investment dealers, out of its own assets, a fee of 1% of the offering price of such shares. If these shares are redeemed within two years after purchase, the redemption proceeds will be reduced by a contingent deferred sales charge ("CDSC") of 1%. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge."

Waiver of Sales Charges
        Purchases of Class A shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Adviser or Sub-Adviser, any of their affiliates, any of the Voyageur or other Delaware Group funds, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.

        Purchases of Class A shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Voyageur or other Delaware Group funds. In addition, purchases of Class A shares may be made by financial institutions investing for the account of their trust customers when they are not eligible to purchase shares of the Fund's institutional class. Officers, directors and key employees of institutional clients of the Adviser or Sub-Adviser or any of their affiliates may purchase Class A shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Underwriter providing specifically for the purchase of Class A shares in connection with special investment projects, such as wrap accounts or similar fee based programs.

(VGOV)


        Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

        A Fund must be notified in advance that an investment qualifies for purchase at net asset value.

Class B Shares--Contingent Deferred Sales Charge Alternative
        The public offering price of Class B shares of the Fund is the net asset value of such shares. Class B shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of up to 4% will be imposed if shares are redeemed within six years of purchase. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge." In addition, Class B shares are subject to higher
Rule 12b-1 fees as described below. The CDSC will depend on the number of years since the purchase was made, according to the following table:

                                                              CDSC as a % of
                       CDSC Period                            Amount Redeemed(1)
                                                              ------------------
                       1st year after purchase                        4%
                       2nd year after purchase                        4
                       3rd year after purchase                        3
                       4th year after purchase                        3
                       5th year after purchase                        2
                       6th year after purchase                        1
                       Thereafter                                     0

1 The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or the net asset value at the time of redemption.


        Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, the Underwriter pays to brokers who sell Class B shares a sales commission equal to 3% of the amount invested and an ongoing annual servicing fee of .15% (paid quarterly) calculated on the net assets attributable to sales made by such broker-dealers.

Rule 12b-1 Fees
        Class B shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of the Fund attributable to Class B shares. The higher Rule 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fund Expenses" and "Management--Plan of Distribution."

(VGOV)


Conversion Feature
        On the first business day of the month eight years after the purchase date, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Voyageur Fund (or effective May 12, 1997, from another Fund in the Delaware Group) will convert into Class A shares based on the time of the initial purchase. Similarly, Class B shares acquired by exercise of the Reinstatement Privilege will convert into Class A shares based on the time of the original purchase of Class B shares. See "Reinstatement Privilege." Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of issuance of such shares.

Class C Shares--Level Load Alternative
        The public offering price of Class C shares of the Fund is the net asset value of such shares. Class C shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of 1% will be imposed if shares are redeemed within one year of purchase. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge." In addition, Class C shares are subject to higher annual Rule 12b-1 fees as described below.

Rule 12b-1 Fees
        Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of the Fund attributable to Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fund Expenses" and "Management--Plan of Distribution."

        Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Fund in connection with the sale of Class C shares, such as the payment of compensation to selected broker-dealers and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase. Although Class C shares are sold without an initial sales charge, the Underwriter pays to brokers who sell Class C shares a sales commission equal to 1% of the amount invested and an ongoing annual servicing fee of .75% (paid quarterly commencing in the thirteenth month after the sale of such shares) calculated on the net assets attributable to sales made by such broker-dealers.

Institutional Class Shares
        Institutional Class shares are available to a limited group of investors with no sales charge at the time of purchase and no contingent deferred sales charge upon redemption. Institutional Class shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the Fund's average daily net assets attributable to Institutional Class shares.

        The investors who may purchase Institutional Class shares include: (a) officers and directors of the Fund; (b) officers, directors and full-time employees of the Adviser or Sub-Adviser, and officers, directors and full-time employees of parents and subsidiaries of the foregoing companies; (c) officers, directors and full-time employees of investment advisers of other mutual funds subject to a sales charge and included in any other family of mutual funds that includes any Voyageur Fund or Delaware Group Fund as a member ("Other Load Funds"), and officers, directors and full-time employees of parents, subsidiaries and corporate affiliates of such investment advisers; (d) spouses and lineal ancestors and descendants of the officers, directors/trustees and employees referenced in clauses (a), (b) and (c), and lineal ancestors and descendants of their spouses; (e)

(VGOV)


investment executives and other employees of banks and dealers that have selling agreements with the Underwriter and parents, spouses and children under the age of 21 of such investment executives and other employees; (f) trust companies and bank trust departments for funds held in a fiduciary, agency, advisory, custodial or similar capacity; (g) any state or any political subdivision thereof or any instrumentality, department, authority or agency of any state or political subdivision thereof; (h) partners and full-time employees of the Fund's counsel; (i) managed account clients of the Adviser or Sub-Adviser, clients of investment advisers affiliated with the Adviser or Sub-Adviser and other registered investment advisers and their clients (the Fund may be available through a broker-dealer which charges a transaction fee for purchases and sales); (j) "wrap accounts" for the benefit of clients of financial planners adhering to certain standards established by the Adviser; (k) tax-qualified employee benefit plans for employees of the Adviser or Sub-Adviser and their subsidiaries and (l) employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") (which does not include Individual Retirement Accounts) and custodial accounts under Section 403(b)(7) of the Code (also known as tax-sheltered annuities).

RETIREMENT PLANS

        Shares of the Fund may be an appropriate investment medium for retirement plans, including: (a) Keogh (HR-10) plans (for self-employed individuals); (b) qualified corporate pension and profit sharing plans (for employees); (c) Individual Retirement Accounts (IRAs) (for employees and their spouses); and (d) tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations). Certain retirement plans may qualify to purchase Institutional Class shares at net asset value with no sales charge at the time of purchase.

        Persons desiring information about such plans, including their availability, should contact the Fund. All retirement plans summarized above involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

HOW TO SELL SHARES

        The Fund will redeem its shares in cash at the net asset value next determined after receipt of a shareholder's written request for redemption in good order (see below). If shares for which payment has been collected are redeemed, payment must be made within seven days. The Fund may suspend this right of redemption and may postpone payment only when the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Commission for the protection of investors.

        The Fund reserves the right and currently plans to redeem Fund shares and mail the proceeds to the shareholder if at any time the value of Fund shares in the account falls below a specified value, currently set at $250. Shareholders will be notified and will have 60 days to bring the account up to the required value before any redemption action will be taken by the Fund.

(VGOV)


Contingent Deferred Sales Charge
        The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

        In determining whether a CDSC is payable with respect to any redemption, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that shares that are not subject to the CDSC are redeemed first, shares subject to the lowest level of CDSC are redeemed next, and so forth.

        The CDSC does not apply to: (a) redemptions of Class B shares in connection with the automatic conversion to Class A shares; (b) redemptions of shares when the Fund exercises its right to liquidate accounts which are less than the minimum account size; and (c) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code.

        If a shareholder exchanges Class A, Class B or Class C shares subject to a CDSC for Class A, Class B or Class C shares, respectively, of a different Voyageur Fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC. Beginning May 12, 1997, Class A, Class B and Class C shares of funds in the Delaware Group and the corresponding classes of the Fund may be exchanged for each other. The same rules concerning treatment of CDSCs will apply to permissible exchanges. Fund shares are exchangeable for shares of any Voyageur money market funds. No CDSC will be imposed at the time of any such exchange; however, the shares acquired in any such exchange will remain subject to the CDSC and the period during which such shares represent shares of the money market fund will not be included in determining how long the shares have been held. Effective July 1, 1997, Class B and Class C shares of the Funds may not be exchanged into shares of the Voyageur money market funds. Any CDSC due upon a redemption of Fund shares will be reduced by the amount of any Rule 12b-1 payments made by such money market fund with respect to such shares.

Expedited Redemptions
        The Fund offers several expedited redemption procedures, described below, which allow a shareholder to redeem Fund shares at net asset value determined on the same day that the shareholder places the request for redemption of those shares. Pursuant to these expedited redemption procedures, the Fund will redeem its shares at their net asset value next determined following the Fund's receipt of the redemption request. The Fund reserves the right at any time to suspend or terminate the expedited redemption procedures or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the Fund's expedited redemption procedures.

Expedited Telephone Redemption
        Shareholders redeeming at least $1,000 (for which certificates have not been issued) may redeem by telephoning the Fund directly at 1-800-523-1918. The applicable section of the Investment Application must have been completed by the shareholder and filed with the Fund before the telephone request is received. The proceeds of the redemption will be paid by check mailed to the shareholder's address of record or, if requested at the time of redemption, by wire to the bank designated on the Investment Application. Shareholders should notify the Fund in writing if they do not wish to have such services available to their accounts.

(VGOV)


        Neither the Fund nor its shareholder services and transfer agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the shareholder services and transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase and redemption transactions initiated by telephone. These procedures also apply to written and telephone exchange requests. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Expedited Redemptions Through Certain Broker-Dealers
        Certain broker-dealers who have sales agreements with the Underwriter may allow their customers to effect a redemption of shares of the Fund purchased through such a broker-dealer by notifying the broker-dealer of the amount of shares to be redeemed. The broker-dealer is then responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers offering this service may impose a fee or additional requirements for such redemptions.

Good Order

        "Good order" means that stock certificates, if issued, must accompany the request for redemption and must be duly endorsed for transfer, or must be accompanied by a duly executed stock power. If no stock certificates have been issued, a written request to redeem must be made. Stock certificates will not be issued for Class B, Class C or Institutional Class shares. In any case, the shareholder must execute the redemption request exactly as the shares are registered. If the redemption proceeds are to be paid to the registered holder(s), a signature guarantee is not normally required. A signature guarantee is required in certain other circumstances, for example, to redeem more than $50,000 or to have a check mailed other than to the shareholder's address of record. See "Other Information" in the Statement of Additional Information. The Fund's transfer agent may waive certain of these redemption requirements at its own risk, but also reserves the right to require signature guarantees on all redemptions, in contexts perceived by the transfer agent to subject the Fund to an unusual degree of risk.

Monthly Cash Withdrawal Plan
        An investor who owns or buys shares of the Fund valued at $5,000 or more at the current offering price may open a Withdrawal Plan and have monthly withdrawals of $25 or more paid to the investor or another person. Deferred sales charges may apply to monthly redemptions of Class B or Class C shares. For additional information see "Monthly Cash Withdrawal Plan" in the Statement of Additional Information.

REINSTATEMENT PRIVILEGE

        An investor in the Fund whose shares have been redeemed and who has not previously exercised the Reinstatement Privilege as to the Fund may reinvest the proceeds of such redemption in Class A shares of the same class of any Voyageur Fund or any Delaware Group Fund eligible for sale in the shareholder's state of residence (provided that the proceeds of a redemption of Institutional Class shares may be reinvested in Class A shares of any Voyageur or Delaware Group
Fund). Reinvestment will be at the net asset value of Fund shares next determined after the Underwriter receives a check along with a letter requesting reinstatement. The

(VGOV)


Underwriter must receive the letter requesting reinstatement within 365 days following the redemption. Investors who desire to exercise the Privilege should contact their broker-dealer or the Fund.

        Exercise of the Reinstatement Privilege does not alter the income tax treatment of any capital gains realized on a sale of Fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested within 30 days in shares of the Fund, some or all of the loss may not be allowed as a deduction, depending upon the number of shares reacquired.

EXCHANGE PRIVILEGE

        Except as described below, shareholders may exchange some or all of their Fund shares for shares of another Voyageur Fund provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence. Class A and Institutional Class shareholders may exchange their shares for Class A shares of other Voyageur Funds. Class B shareholders may exchange their shares for the Class B shares of other Voyageur Funds and Class C shareholders may exchange their shares for the Class C shares of other Voyageur Funds. Shares of each class may also be exchanged for shares of the Voyageur money market funds.

        Beginning May 12, 1997, Class A, Class B and Class C shares of the Fund may be exchanged into the corresponding classes of shares of the retail funds in the Delaware Group that have such classes. In addition, each of the three money market funds in the Delaware Group has class A shares and a consultant class. The consultant class of each of these funds is subject to a Rule 12b-1 Plan; however, only the consultant class of Delaware Cash Reserve currently assesses a fee under its 12b-1 Plan. The Class A shares of the Fund may be exchanged into either class A shares or the consultant class of these three funds.

        The minimum amount which may be exchanged is $1,000. The exchange will be made on the basis of the relative net asset values next determined after receipt of the exchange request. For a discussion of issues relating to the contingent deferred sales charge upon such exchanges, see "How to Sell Shares--Contingent Deferred Sales Charge." There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. The Fund reserves the right to prohibit excessive exchanges (more than four per quarter). The Fund also reserves the right, upon 60 days prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered to be a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. Exchange requests may be placed directly with the fund in which the investor owns shares, through the Fund's transfer agent or through other broker-dealers. An investor considering an exchange should obtain a prospectus of the fund to be acquired and should read such prospectus carefully. Contact the Fund, the Fund's transfer agent or any of such other broker-dealers for further information about the exchange privilege.

MANAGEMENT

Directors and Executive Officers of the Fund
        The Board of Directors of the Company is responsible for managing the business and affairs of the Company. The names, addresses, principal occupations and other affiliations of Directors and executive officers of the Company are set forth in the Statement of Additional Information.

Investment Adviser

        Prior to May 1, 1997, Voyageur Fund Managers, Inc. ("Voyageur") had been retained under an investment advisory contract to act as the Fund's investment adviser, subject to the authority of the Board of

(VGOV)


Directors. Voyageur is an indirect, wholly-owned subsidiary of Dougherty Financial Group, Inc. ("DFG"). After the close of business on April 30, 1997, Voyageur became an indirect, wholly-owned subsidiary of Lincoln National Corporation ("LNC") as a result of LNC's acquisition of Voyageur's parent company, DFG. LNC, headquartered in Fort Wayne, Indiana, owns and operates insurance and investment management businesses, including Delaware Management Holdings, Inc. ("DMH"). Affiliates of DMH serve as adviser, distributor and transfer agent for the Delaware Group of Mutual Funds which currently includes 16 open-end funds and 2 closed-end funds (comprising 48 separate investment portfolios). DMH, through its subsidiaries, is responsible for the management of approximately $32 billion.

        Because LNC's acquisition of DFG resulted in a change of control of Voyageur, the Fund's previous investment advisory agreement with Voyageur was "assigned," as that term is defined by the Investment Company Act of 1940, and the previous agreement therefore terminated upon the completion of the acquisition. The Board of Directors of the Fund unanimously approved a new investment advisory agreement with the Adviser at a meeting held in person on February 14, 1997, and called for a shareholders meeting to approve the new agreements. At a meeting held on April 11, 1997, the shareholders of the Fund approved an investment advisory agreement with the Adviser to become effective after the close of business on April 30, 1997, the date the acquisition was completed.

        Beginning May 1, 1997, Delaware Management Company, Inc., an indirect, wholly-owned subsidiary of LNC, was retained as the Fund's investment adviser.

        The Fund pays the Adviser a monthly investment advisory and management fee equivalent on an annual basis to .50% of its average daily net assets.

Sub-Adviser; Portfolio Management
        Voyageur Asset Management LLC (the "Sub-Adviser") serves as the Sub-Adviser to the Fund. The Sub-Adviser is a wholly-owned subsidiary of DFG.

         Jane M. Wyatt, an employee of the Sub-Adviser, has had day-to-day portfolio management responsibility for the Fund since 1990. Ms. Wyatt is an Executive Vice President of the Company and has been Chief Investment Officer of Voyageur and a Director of Voyageur and the Distributor since 1993. Previously, she had been an Executive Vice President of Voyageur since 1992 and a Vice President of Voyageur from 1989 to 1992. Ms. Wyatt has approximately twenty years of risk management experience.

Plan of Distribution
        The Fund has adopted a Plan of Distribution under the 1940 Act (the "Plan") and has entered into a Distribution Agreement with Delaware Distributors, L.P. (the "Underwriter"). Pursuant to the Plan, the Fund pays the Underwriter a Rule 12b-1 fee at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares and Institutional Class shares and 1% of the Fund's average daily net assets attributable to Class B and Class C shares for servicing of shareholder accounts and distribution-related services. Payments made under the Plan are not tied exclusively to expenses actually incurred by the Underwriter and may exceed such expenses.

        All of the Rule 12b-1 fee attributable to Class A shares and Institutional Class shares, and a portion of the fee equal to .25% of the average daily net assets of the Fund attributable to each of the Class B shares and Class C shares constitutes a shareholder servicing fee designed to compensate the Underwriter for the provision of certain services to shareholders. The services provided may include personal services provided to

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shareholders, such as answering shareholder inquiries and providing reports and other information, and services related to the maintenance of shareholder accounts. The Underwriter may use the Rule 12b-1 fee or a portion thereof to make payments to qualifying broker-dealers and financial institutions that provide such services.

        That portion of the Rule 12b-1 fee equal to .75% of the average daily net assets of the Fund attributable to Class B shares and Class C shares, respectively, constitutes a distribution fee designed to compensate the Underwriter for advertising, marketing and distributing the Class B and Class C shares. In connection therewith, the Underwriter may provide initial and ongoing sales compensation to its investment executives and other broker-dealers for sales of Class B and Class C shares and may pay for other advertising and promotional expenses in connection with the distribution of Class B and Class C shares. The distribution fee attributable to Class B and Class C shares is designed to permit an investor to purchase such shares through investment executives of the Underwriter and other broker-dealers without the assessment of an initial sales charge and at the same time to permit the Underwriter to compensate its investment executives and other broker-dealers in connection with the sale of such shares.

Custodian; Dividend Disbursing, Transfer, Administrative and Account Services Agent
        Norwest Bank Minnesota, N.A. serves as the custodian of the Fund's portfolio securities and cash.

        Delaware Service Company, Inc. ("DSC") acts as the Fund's dividend disbursing, transfer, administrative and fund accounting agent to perform dividend-paying functions, to calculate the Fund's daily share price, to maintain shareholder records and to perform certain regulatory and compliance related services for the Fund.

         Certain institutions may act as sub-transfer agents for the Fund pursuant to contracts with DSC, whereby the institutions will provide shareholder services to their customers. DSC will pay the sub-administrators' fees out of its own assets. The fee paid by DSC to any sub-administrator will be a matter of negotiation between the institution and DSC based on the extent and quality of the services provided.

Expenses of the Fund
         In connection with the merger transaction described above, Voyageur and its parent companies have agreed to pay certain operating expenses of the Fund (including the investment advisory, administrative services and Rule 12b-1 fees but excluding interest expense, taxes, brokerage fees and commissions) which exceed on an annual basis 1.25% of the Fund's average daily net assets attributable to Class A and Institutional Class shares and 2.00% of the Fund's average daily net assets attributable to Class B and Class C shares up to the combined amount of the investment advisory and administrative services fees received from the Fund. In addition, the Adviser and the Underwriter reserve the right to voluntarily waive their fees in whole or part and to voluntarily absorb certain other Fund expenses.



        The Fund's expenses include, among others, fees of directors, expenses of directors' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not otherwise borne by the Underwriter), expenses of printing and mailing stock certificates and shareholder statements, association membership dues, charges of the Fund's custodian, bookkeeping, auditing and legal expenses, fees and expenses of registering the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state securities laws and expenses of preparing and mailing prospectuses and reports to existing shareholders.

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Portfolio Transactions



        The Fund's portfolio transactions will generally be with the issuer or with dealers acting on a principal basis. However, portfolio transactions for the Fund which are executed on an agency basis may be effected through the Underwriter or another broker-dealer affiliated directly or indirectly with the Fund's investment adviser, provided the commissions, fees or other remuneration received by such affiliated broker-dealer are reasonable and fair compared to the commissions, fees or other remuneration paid to other broker-dealers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. It is not anticipated that the Fund will effect any brokerage transactions with any affiliated broker-dealer, including the Underwriter, unless it would be to the Fund's advantage. The Fund's investment adviser may consider sales of shares of the funds in the Delaware Group as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

DETERMINATION OF NET ASSET VALUE

        The net asset value of the Fund's shares is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (ordinarily, 4:00 p.m. Eastern time), on each business day on which the Exchange is open for trading.

        Net asset value per share of each class of Fund shares is determined by dividing the value of the securities, cash and other assets of the Fund attributable to such class less all liabilities attributable to such class by the total number of shares of such class outstanding. For purposes of determining the net assets of the Fund, U.S. Government Securities are stated at an institutionally determined valuation based generally upon the average of last reported bid and asked prices. Short-term debt securities having remaining maturities of 60 days or less are stated at amortized cost which approximates market. All other securities and other assets are valued in good faith at fair value by the Adviser or Sub-Adviser in accordance with procedures adopted by the Board of Directors.

DISTRIBUTIONS TO SHAREHOLDERS AND TAXES

        The Fund declares a distribution from net investment income on each day that the Fund is open for business. Net investment income consists of interest accrued on portfolio investments of the Fund, less accrued expenses. Distributions of net investment income and realized short-term capital gains, if any, are paid monthly. The distribution of short-term capital gains on a monthly basis could potentially affect the future timing of investment purchases and sales. Net realized long-term capital gains, if any, are distributed annually. Distributions paid by the Fund, if any, with respect to Class A, Class B, Class C and Institutional Class shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares and Institutional Class shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.

        Shareholders receive distributions from net investment income and capital gains in additional shares of the class owned by such shareholders at net asset value, without any sales charge, unless they elect otherwise. If cash payment is requested, a check will be mailed within three business days after the payment date. The Fund sends its shareholders no less than quarterly statements with details of any reinvested dividends.

        The Fund qualified during its last taxable year and intends to qualify during its current taxable year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). So long as it

(VGOV)


does so, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

        Distributions by the Fund are generally taxable to shareholders, whether received in cash or in additional shares of the Fund. Distributions from the Fund's net investment income and net short-term capital gains are taxable to shareholders as ordinary income. Distributions from the Fund designated as long-term capital gain distributions will be reportable by the shareholder as long-term capital gains irrespective of how long the shareholder has held the shares. Shareholders not subject to federal income taxation will not be taxed on distributions by the Fund. Shareholders will be notified annually as to the amount, nature and federal income tax status of dividends and distributions.

        The foregoing discussion of federal income tax consequences is based upon tax laws and regulations in effect on the date of this Prospectus and is subject to change by legislative or administrative action. For additional information, see "Taxes" in the Statement of Additional Information. Prospective investors are advised to consult with their tax advisers concerning the application of state and local tax laws to investments in and distributions by the Fund.

INVESTMENT PERFORMANCE

        Advertisements and other sales literature for the Fund may refer to "yield," "average annual total return," "cumulative total return" and "current distribution rate" and may compare such performance quotations with published indices and comparable quotations of other funds. Performance quotations are computed separately for Class A, Class B, Class C and Institutional Class shares. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. Additionally, performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

        Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return, the maximum sales charges is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested. Such total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which thus will be higher.

        In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc. and Morningstar.

        For Fund performance information and daily net asset value quotations, investors may call 1-800- 523-4640 For additional information regarding the calculation of the Fund's yield, average annual total return, cumulative total return and current distribution rate, see "Calculation of Performance Data" in the Statement of Additional Information.

(VGOV)

GENERAL INFORMATION

        The Fund sends to its shareholders six-month unaudited and annual audited financial statements.

        The shares of the Fund constitute a separate series of Voyageur Funds, Inc., a Minnesota corporation which issues shares of common stock with a $.01 par value per share. The Fund is represented by the Series A common shares of the Company, incorporated on April 15, 1987. All shares of the Company are non-assessable and fully transferable when issued and paid for in accordance with the terms thereof and possess no cumulative voting, preemptive or conversion rights. The Board of Directors is empowered to issue other series of common stock without shareholder approval.

        The Fund currently offers its shares in four classes, each with different sales arrangements and bearing different expenses. Class A, Class B, Class C and Institutional Class shares each represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to that particular class and other matters for which separate class voting is appropriate under applicable law.

        Fund shares are freely transferable, are entitled to dividends as declared by the Board, and, in liquidation, are entitled to receive the net assets, if any, of the Fund. The Fund does not generally hold annual meetings of shareholders and will do so only when required by law.

        Each share of a series has one vote irrespective of the relative net asset value of the shares. On some issues, such as the election of Board members, the shares of all series and classes vote together as one. On an issue affecting only a particular series or class, the shares of the affected series or class vote as a separate series or class. An example of such an issue would be a fundamental investment restriction pertaining to only one series.

        The assets received by the Company for the issue or sale of shares of each series or class thereof, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and in the case of a class, allocated to such class, and constitute the underlying assets of such series or class. The underlying assets of each series, or class thereof, are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series or class thereof, and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series or class are allocated among the series or classes thereof, based upon the relative net assets of the series or class at the time such expenses were accrued. For a further discussion of the above matters, see "Additional Information" in the Statement of Additional Information.

        No dealer, sales representative or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or in the Statement of Additional Information referred to on the cover page of this Prospectus), and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Delaware Distributors, L.P. This Prospectus does not constitute an offer or solicitation by anyone in the state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such offer or solicitation.